EXHIBIT 10.7


                                CREDIT AGREEMENT

                                     BETWEEN

                            BANK LEUMI USA, AS LENDER

                                       AND

                   HOTEL OUTSOURCE SERVICES, INC., AS BORROWER






                                                           Dated: July    , 2002

                                TABLE OF CONTENTS


                                                       Page

SECTION     1.     DEFINITIONS                          1
SECTION     2.     FINANCING                            4

     2.1          Term  Loan                            4
     2.2          Interest                              4

                  2.2.1  Rate                           4
                       2.2.2  Overdue  Payments              4

     2.3          Prepayment                            4
     2.4          Manner  of  Payments                  4
     2.5          Security                              5

                  2.5.1  Security  Agreement            5
                  2.5.2  Guarantee                      5

SECTION     3.     CONDITIONS  PRECEDENT                5

     3.1.          Evidence  of  Corporate  Action      5
     3.2.          Representations  and  Warranties     6
     3.3.          Borrower's  Obligations              6
     3.4.          Opinion                              6
     3.5          Event  of  Default                    6

SECTION     4.     REPRESENTATIONS  AND  WARRANTIES     6

     4.1          Organization                          6

                  4.1.1  Borrower's  Corporate
                         Existence and Good  Standing   6
                  4.1.2  Organization  Chart            6
                  4.1.3  Corporate  Existence  and
                         Good  Standing                 6

     4.2          Authority                             7

                  4.2.1   Borrower's  Authority         7
                  4.2.2   Guarantor's  Authority        7

     4.3          No  Conflicts                         7
     4.4          Compliance  and  Other  Agreements    8

                  4.4.1  Agreements,  etc.              8
                  4.4.2  Orders,  etc.                  8
                  4.4.3  Agreements,  Etc.              8

     4.5          ERISA                                 8
     4.6          Investment  Company                   9
     4.7          Approvals  and  Consents              9
     4.8          Regulation  U,  etc                   9
     4.9          Financial  Statements                 9
     4.10          Taxes                                10
     4.11          Title  to  Properties/Priority
                   of Liens                             10

                  4.11.1  Title                         10
                  4.11.2  Security  Interest            10

     4.12          Litigation                           10
     4.13          Insurance                            10
     4.14          Disclosure                           11
     4.15          No  Event  of  Default               11
     4.16          Use  of  Proceeds                    11
     4.17          Hyatt  Agreement                     11

SECTION  5.          AFFIRMATIVE  COVENANTS             11
     5.1          Preservation  of  Existence           11
     5.2          Maintenance  of  Properties;
                  Insurance                             11

               5.2.1  Properties                        11
               5.2.2  Insurance                         12

     5.3          Payment  of  Taxes                    12
     5.4          Accounting;  Financial Statements and
                  Other Information                     12

               5.4.1  Quarterly  Financial  Reports     12
               5.4.2  Annual  Financial  Reports        13
               5.4.3  Reports                           13
               5.4.4  Hyatt  Agreement  Reports         13
               5.4.5  Other  Information                13

     5.5          Compliance                            13
     5.6          ERISA                                 13
     5.7          Payment  of  Indebtedness             14
     5.8          Notification  to  Bank                14
     5.9          Further  Assurances                   14
     5.10          Inspection                           15
     5.11          Stock  Ownership                     15

SECTION  6.          NEGATIVE  COVENANTS                15

     6.1          Limitation  on  Liens                 15
     6.2          Mergers  and  Consolidations          15
     6.3          Change  in  Business                  16
     6.4          Transfer  of  Assets                  16
     6.5          No  Pre-Payments                      16
     6.6          Guarantees  to  Others                16
     6.7          Change  in  Fiscal  Year              16
     6.8          Change  in  Lock  Box                 16

SECTION  7.          EVENTS  OF  DEFAULT/REMEDIES       16

               7.1.1  Principal  or  Interest           16
               7.1.2  Obligations                       16
               7.1.3  Certain  Covenants                16
               7.1.4  Other  Covenant                   17
               7.1.5  Representations                   17
               7.1.6  Voluntary  Insolvency
                      Proceedings                       17
               7.1.7  Involuntary  Insolvency
                      Proceedings                       17
               7.1.8  Divestiture  of  Assets           17
               7.1.9  Judgments                         18
              7.1.10  Other  Defaults                   18
              7.1.11  ERISA                             18
              7.1.12  Levies                            18
              7.1.13  Hyatt  Agreement                  19

     7.2          Remedies                              19

SECTION  8.          MISCELLANEOUS                      19

     8.1          Expenses                              19
     8.2          Survival  of  Agreement               20
     8.3          No  Waiver;  Cumulative  Remedies     20
     8.4          Notices                               20
     8.5          Amendments  and  Waivers              21
     8.6          Applicable  Law                       21
     8.7          Successors                            21
     8.8          Partial  Invalidity                   22
     8.9          Headings                              22
     8.10          Waiver  of  Jury  Trial              22
     8.11          Jurisdiction;  Serviced  of  Process 22
     8.12          Conflicts                            22

EXHIBITS  AND  SCHEDULES

Exhibit  A  -  Form  of  Note
Exhibit  B  -  Organization  Chart

     CREDIT AGREEMENT, dated July , 2002, between HOTEL OUTSOURCE SERVICES, INC., a Delaware corporation having an office at 40 Wall Street, New York, New York (the "Borrower"), and BANK LEUMI USA, a New York banking corpora-tion having an office at 562 Fifth Avenue, New York, New York (the "Bank").

                                 R E C I T A L:
                                 -------------

     The Bank has agreed to enter into this Credit Agreement with the Borrower, and subject to the terms and conditions herein set forth, to make a term loan to the Borrower in the principal amount of $550,000 (the "Term Loan").

     NOW,  THEREFORE,  IT  IS  AGREED:

     SECTION     1.  DEFINITIONS  As  used  in this Agreement and the Finan-cing
                     -----------
Agree-ments, the following terms shall have the following meanings unless the context otherwise requires:

          "Affiliate"  means  and  includes  any  Person  (i)  which directly or
           ---------
indirectly controls, or is controlled by, or is under common control with the Borrower; (ii) which directly or indirectly beneficially owns or holds fifty percent (50%) or more of any voting stock of either the Borrower or of any Guarantor, or (iii) fifty percent (50%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Borrower or one of its Affiliates. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of the Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement" means this Credit Agreement, as the same may be amended or
           ---------
supple-mented  from  time  to  time.

          "Bank"  means  Bank  Leumi  USA,  a  New  York  banking  corporation.
           ----

          "Bartech  Mediterranean"  means Bartech Mediterranean Ltd., an Israeli
           ----------------------
corporation.

          "Bartech  Systems"  means  Bartech  Systems  International,  Inc.,  a
           ----------------
Delaware  corporation.

          "Borrower"  means  Hotel  Outsource  Services,  Inc.,  a  Delaware
           --------
corporation.

          "Business  Day"  means  any  day  other than (i) a Saturday, Sunday or
           -------------
other day on which commercial banks in New York, New York are authorized or required to close under the laws of the State of New York, and (ii) any day on which commercial banks in London are not open for dealing in dollar deposits in the London Interbank Market.

          "Collateral"  means the property of the Borrower in which the Bank has
           ----------
been,  or  shall  hereafter  be,  granted  a  lien  or security interest under a

Secur-ity Agreement. Such property shall include, without limitation, all of the Borrower's now owned or existing and hereafter aris-ing or acquired (i) equipment and goods located at the Hyatt Regency Hotel, San Francisco, California, or used or intended for use by the Borrower in performing its obligations pursuant to the Hyatt Agreement, (ii) all accounts (includ-ing accounts receivable), contract rights and general intangi-bles of the Borrower arising out of the Hyatt Agreement, or its performance by the Borrower, (iii) all instru-ments, documents and chattel paper of the Borrower arising out of the Hyatt Agreement, or its performance; and (iv) the proceeds of all of the foregoing.

          "ERISA"  means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and the regulations and published interpretations thereof.

          "ERISA  Affiliate"  means  any  trade  or  business  (whether  or  not
           ----------------
incorporated) which together with the Borrower would be treated as a single employer under Section 4001 (b)(1) of ERISA.

          "Financing  Agreements"  means  the  follow-ing  agree-ments  and
           ---------------------
instruments (as such agreements and instru-ments may be hereafter amended or supplemented): (i) the Security Agreement, (ii) the Note, (iii) each Guaranty, and (iv) any other agreements or other collateral documents delivered to the Bank in connection with the Obligations, whether or not pursuant to this Agreement.

          "GAAP"  means  (i)  for  the  Borrower  generally accepted account-ing
           ----
prin-ciples as used by the United States Financial Accounting Standards Board, as in effect from time to time, consistently applied, and (ii) for the Guarantor generally accepted accounting principals as used in Israel as in effect from time to time, consistently applied.

          "Guarantor"  and  "Guarantors"shall mean respectively, each of Bartech
           ---------         ----------
Mediterranean and Bartech Systems and both Bartech Mediterranean and Bartech Systems.

          "Guaranty"  shall  have the meaning set forth in Section 2.5.2 of this
           --------
Agreement.

          "Hyatt  Agreement"  means  the  Installation  and  Outsource Operation
           ----------------
Agreement, executed by the Borrower on February 13, 2002, between the Borrower and Hyatt Corporation.

          "Knowledge"  whether  with  an  initial  upper or lower case means the
           ---------
knowledge of any senior executive of the Borrower, including but not limited to, its Chief Financial Officer.

          "Multiemployer  Plan"  means a Plan described in Section 4001(a)(3) of
           -------------------
ERISA  which  covers  employees  of the Borrower or any of its ERISA Affiliates.

          "Note"  means  the  promissory  note  evidencing  the  Term  Loan.
           ----

          "Obligations"  means  collectively the Term Loan and any fees, charges
           -----------
or other financial obligations of the Borrower, either Guarantor or any of their Affiliates to the Bank pursuant to this Agreement, any of the Financing Agreements, or any other agreement with the Bank.

          "Person"  means  an  individual,  partner-ship,  joint  venture, firm,
           ------
corporation,  trust,  charitable institu-tion or other business or legal entity.

          "PBGC"  means  the Pension Benefit Guaranty Corpo-ration or any entity
           ----
succeeding  to  any  or  all  of  its  functions  under  ERISA.

          "Plan"  means  any  plan  established,  maintained  or  to  which
           ----
contributions have been made by the Borrower or any of its ERISA Affiliates, and
           -
which  is  subject  to  Title  IV  of  ERISA.

          "Prohibited  Transaction"  means any transaction of the type set forth
           -----------------------
in Section 406 of ERISA, and not exempt under Section 408 of ERISA or Section 4975 of the Internal Revenue Code of 1954, as amended from time to time.

          "Reportable  Event"  means any of the events set forth in Section 4043
           -----------------
of ERISA, if such event reasonably may result in a liability of the Borrower to the Plan or the PBGC.

          "Security  Agreement"  shall  have  the  meaning set forth in Sections
           -------------------
2.5.1  of  this  Agreement.

          "Term  Loan"  shall  have  the  meaning  defined  in  the  Recital.
           ----------

     SECTION  2.  FINANCING.
                  ---------

     2. Subject to and upon the terms and conditions set forth in this Agreement and the Financing Agreements, the Bank hereby agrees to make a Term Loan to the Borrower as follows:

          2.1     Term  Loan.  Concurrently  the Bank is making the Term Loan to
                  ----------
the Borrower in the principal amount of $550,000, The Term Loan will mature on October 1, 2007. Concurrently with the execution and delivery of this Agreement, the Borrower is evidencing its obligation to pay the principal of, and interest on, the Term Loan by executing and delivering a term note in the form of Exhibit A annexed (the "Note") to the Bank in the principal sum of $550,000. The Term Loan shall be repaid unless payment is accelerated as provided in this Agreement or the Note, in sixty (60) consecutive monthly installments of principal, the first fifty-nine (59) each in the amount of $9,167 and the sixtieth in the amount of $9,147, commencing October 1, 2002.

          2.2     Interest.
                  --------

               2.2.1  Rate.  Except  as  otherwise expressly provided in Section
                      ----
2.2, the Borrower shall pay interest to the Bank on the outstanding and unpaid principal amount of the Term Loan at the rate of ten (10%) percent per annum. Interest shall be payable monthly in arrears together with each payment of principal.

               2.2.2  Overdue  Payments.  If  any  payment of principal (whether
                      -----------------
due at maturity, upon acceleration or otherwise), interest or other fees or charges payable by the Borrower hereunder, or under any of the Financing Agreements, shall not be paid when due, the Borrower will pay interest on the overdue payment for the period for which it is overdue, on demand, at three percent (3%) per annum in excess of the then interest rate otherwise payable pursuant to this Agreement, but in no event in excess of the maximum rate permitted by applicable law.

          2.3     Prepayment.  The Borrower may, upon at least five (5) Business
                  ----------
Days' notice to the Bank, prepay the Term Loan, in whole or in part, with accrued interest to the date of such prepayment on the amount prepaid, provided that each partial prepayment shall be in a principal amount which is not less than $25,000.

          2.4     Manner  of  Payments.  All payments required to be made by the
                  --------------------
Borrower hereunder on account of principal, interest or fees shall be made in lawful money of the United States, in immediately available funds, at the office of the Bank at 562 Fifth Avenue, New York, New York 10036 or at such other place as the holder of the Note shall specify in writing. Whenever any payment hereunder, or under any of the Financing Agreements, becomes due on a day on which the Bank is closed (as required or permitted by law or otherwise), such payment shall be made not later than the next succeeding Business Day, and such extension of time shall be included in the computation of interest. The Borrower authorizes (but shall not require) the Bank to debit any account maintained by the Borrower with the Bank, on any date on which a payment is due hereunder, or under any of the Financing Agreements, in an amount equal to any unpaid portion of such payment.

          2.5     Security.
                  --------

               2.5.1  Security  Agreement.  Concurrently  with the execution and
                      -------------------
delivery of this Agreement, the Borrower is (i) granting a valid perfected first priority security interest to the Bank in the Collateral, to secure payment by the Borrower of all of its Obligations to the Bank, by executing and delivering to the Bank a security agreement, dated as of even date herewith (the "Security Agreement"), and (ii) entering into an agreement with Hyatt Corporation pursuant to which all payments to be made to the Borrower pursuant to the Hyatt Agreement shall be paid to a "lock box" maintained at the Bank.
               2.5.2  Guarantee.  Concurrently  with  the execution and delivery
                      ---------
of this Agreement, each of the Guarantors is guaranteeing payment of all of the Obligations of the Borrower to the Bank, to the extent herein provided, by executing and delivering to the Bank a Guarantee, dated as of even date herewith (each a "Guaranty"). The Guaranty of Bartech Mediterranean shall be limited to payment of seventy (70%) percent of the Obligations and the Guaranty of Bartech Systems shall be limited to payment of thirty (30%) percent of the Obligations.

     SECTION  3.  CONDITIONS  PRECEDENT.  The  obligation of the Bank to execute
                  ---------------------
and deliver this Agreement, and to make the Term Loan, is subject to the conditions precedent that:

          3.1.  Evidence  of Corporate Action.  The Bank shall have received (i)
                -----------------------------
a Certificate of Good Standing from the Secretary of State of Delaware, listing all charter documents of the Borrower on file; (ii) a Certificate of an authorized officer of the Borrower certifying (a) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement and such Financing Agreements as to which it is a party, (b) the incumbency and specimen signature of each officer of the Borrower executing the said documents, and a certification by another officer thereof as to the incumbency and signature of the authorized officer, (iii) copies of the Certificate of Incorporation and By-Laws of the Borrower, each as amended to date, certified as complete and correct by its Secretary, and (iv) such other documents as the Bank or its counsel may reasonably request, in order that all legal matters incident to the making of the Term Loan, shall be satisfactory to the Bank and its counsel.

          3.2.  Representations  and  Warranties.  All  representations  and
                --------------------------------
warranties contained herein or otherwise made to the Bank pursuant to or in connection with this Agreement or any of the Financing Agreements, shall be correct and complete in all material respects.

          3.3.  Borrower's  Obligations.  The  Borrower  shall have executed and
                -----------------------
delivered to the Bank (i) the Note, (ii) the Security Agreement, and (iii) such other documents as the Bank shall reasonably require.

          3.4     Opinions.  The Bank shall have received a written opinion from
                  --------
_____________,  counsel  to  each  of  the  Borrower  and  Bartech  Systems  and
_________, counsel to Bartech Mediterranean, each in form and substance satisfactory to the Bank and its counsel.

          3.5     Event  of  Default.  There shall exist no Event of Default and
                  ------------------
no condition, event or act which, with notice or lapse of time, or both, would constitute either an Event of Default.

     SECTION 4.  REPRESENTATIONS AND WARRANTIES.  In order to induce the Bank to
                 ------------------------------
enter into this Agreement and to make the Term Loan hereunder, the Borrower represents and warrants to the Bank as follows:

          4.1     Organization.
                  ------------

               4.1.1  Borrower's  Corporate  Existence  and  Good Standing.  The
                      ----------------------------------------------------
Borrower is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware with perpetual corporate existence and has all requisite legal right, power and authority and all necessary licenses and permits to own and operate its assets and properties and to carry on its business as now conducted and as presently proposed to be conducted. The Borrower has qualified and is in good standing as a foreign corporation in each state or other jurisdiction where the nature of its business or the ownership or use of its property requires such qualification.

               4.1.2  Organization  Chart.  A  correct and complete organization
                      -------------------
chart is annexed as Exhibit B hereto, which sets forth (i) the authorized and outstanding stock of the Borrower, and (ii) the record and beneficial ownership of the stock of the Borrower.

               4.1.3 Corporate Existence and Good Standing.  Each Guarantor is a
                     -------------------------------------
duly organized and validly existing corporation in good standing under the laws of the state or country of its incorporation, with perpetual corporate existence and has all requisite legal right, power and authority and all necessary licenses and permits to own and operate its assets and properties and to carry on its business as now conducted and as presently proposed to be conducted. Each Guarantor has qualified and is in good standing as a foreign corporation in each other jurisdiction where the nature of its business or the ownership or use of its property requires such qualification.

          4.2     Authority.
                  ---------

               4.2.1     Borrower's  Authority.  The Borrower has, all requisite
                         ---------------------
legal right, power and authority to execute, deliver and perform the terms and provisions of this Agreement, the Financing Agreements executed by it, and all other instruments or documents delivered by it pursuant hereto and thereto. The Borrower has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement, the Financing Agreements executed by it, and all other instruments or documents delivered or to be delivered by it pursuant hereto and thereto. This Agreement, the Financing Agreements executed by the Borrower, and all related instruments or documents delivered or to be delivered pursuant hereto or thereto constitute and will constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies.

               4.2.2     Guarantors'  Authority.  Each  Guarantor  has  all  the
                         ----------------------
requisite legal right, power and authority to execute, deliver and perform the terms and provisions of the Guaranty executed by it, and all other instruments and documents delivered by it pursuant hereto and thereto. Each Guarantor has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of its Guaranty and all other instruments or documents delivered or to be delivered by it pursuant hereto and thereto. The Guaranty and all other instruments or documents delivered or to be delivered pursuant hereto and thereto constitute and will constitute a legal, valid and binding obligation of the Guarantor which executed such Guaranty, instrument or document, enforceable in accordance with their respective terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies.

          4.3     No  Conflicts.  Neither  the  execution  and  delivery of this
                  -------------
Agreement, the Financing Agreements, or any of the instruments and documents delivered or to be delivered pursuant hereto or thereto, or the consummation of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof, will violate any law or regulation, or any order, writ or decree of any court or governmental instrumentality, or will conflict with, or result in the breach of, or constitute a default in any respect under, any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower or either Guarantor is a party, or by which it or any of its respective properties may be bound or affected, or will result in the creation or imposition of any lien, charge or encumbrance upon any of the property of either of them (except as contemplated hereunder or under the Financing Agreements) or will violate any provision of the certificate of incorporation (as amended to date) or by-laws (as currently in effect) of the Borrower or either Guarantor.

          4.4     Compliance  and  Other  Agreements.
                  ----------------------------------

               4.4.1  Agreements,  etc.  Neither  the  Borrower  nor  either
                      -----------------
Guarantor is in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party, or by which it or any of its properties may be bound or affected, except for such defaults which, individually or in the aggregate, will not have a material and adverse effect on the business, operations, prop-erty or assets or in the condition, financial or otherwise, of the Borrower or either Guarantor.

               4.4.2  Orders, etc.  Neither the Borrower nor either Guarantor is
                      ------------
in default with respect to any order, writ, injunction or decree of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency or authority, domestic or foreign, or in violation of any law, statute or regulation, domestic or foreign, to which it is, or any of its properties are subject, except for such defaults or violations which, individually or in the aggregate, will not have a material and adverse effect on the business, operations, property or assets or in the condition, financial or otherwise, of the Borrower or either Guarantor.

               4.4.3  Agreements,  Etc.  The Borrower is not a party to or bound
                      -----------------
by, nor are any of its properties bound or affected by, any agreement, deed, lease or other instrument, or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award, or any law, statute, rule or regulation, any of which materially and adversely affects or in the future may (so far as the Borrower should reasonably foresee) materially and adversely affect the business, operations, prospects, properties or assets, or the condition, financial or otherwise, of the Borrower.

          4.5     ERISA.  The Borrower is in compliance in all material respects
                  -----
with all applicable provisions of ERISA in connection with any Plan. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstances exist which constitute grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administrate a Plan, nor has the PBGC instituted any such proceedings; neither the Borrower, nor any ERISA Affiliate of the Borrower has completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; the Borrower, and each of its ERISA Affiliates has met its minimum funding requirements under ERISA with respect to all of their Plans, and the present fair market value of all Plan assets exceeds the present value of all vested benefits under each Plan, as determined on the most recent valuation date of the Plan, and in accordance with the provisions of ERISA and the regulations thereunder for calculating the potential liability of the Borrower, or any of its ERISA Affiliates to PBGC or the Plan under Title IV of ERISA; and neither the Borrower, nor any of its ERISA Affiliates has incurred any liability to the PBGC under ERISA.

          4.6     Investment  Company.  The  Borrower  is  not  an  "investment
                  -------------------
company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

          4.7     Approvals  and  Consents.  All  authorizations,  consents,
                  ------------------------
registrations, exemptions, approvals and licenses (governmental or otherwise) or the taking of any other action (including, without limitation, by the shareholders of the Borrower or the Guarantors) which are required as a condition to the validity or enforceability of this Agreement, the Financing Agreements or any of the instruments or documents delivered or to be delivered pursuant hereto or thereto have been effected or obtained and are in full force and effect.

          4.8     Regulation  U,  etc.  The  Borrower  is  not  engaged  in  the
                  -------------------
business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U or G of the Board of Governors of the Federal Reserve System). The Term Loan will not be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for any other purpose which might constitute any of the Loans a "purpose credit" within the meaning of such Regulation U.

          4.9     Financial  Statements.  The  Borrower has heretofore delivered
                  ---------------------
to the Bank its financial statements for the fiscal periods ended ________, 2001 and _________, 2002, and each of the Guarantors' financial statements for the fiscal periods ended _________, 2001 and ___________, 2002 (consisting of a balance sheet and the related statements of operations, retained earnings, stockholders equity and changes in financial position for the respective periods then ended, including the related notes thereto). The annual financial statements referred to have been audited and include an unqualified report and opinion of ____________, independent certified public accountants. All such annual and interim financial statements are correct and complete and were prepared in accordance with GAAP and present fairly the consolidated financial position and results of operations of the Borrower or the applicable Guarantor, as of the dates of and for the periods involved. There are no liabilities, direct or indirect, fixed or contingent, of Borrower or either Guarantor as of the date of such financial statements which are required to be reflected or disclosed therein under GAAP which are not so reflected or disclosed therein or in the notes thereto.

          4.10  Taxes.  The  Borrower and the Guarantors have filed or caused to
                -----
be filed all tax returns required to be filed by each of them. The Borrower and the Guarantors have paid all taxes (including interest and penalties) as shown on such returns, or any assessment or notice of tax claim or deficiency received by them to the extent that such taxes have become due. The Borrower does not know of any proposed material tax assessment against or affecting it and is not otherwise obligated by any agreement, instrument or otherwise to contribute to the payment of taxes owed by any other Person. All tax liabilities are adequately provided for or reserved against on the books of the Borrower and each Guarantor (as the case may be) in accordance with GAAP.

          4.11  Title  to  Properties/Priority  of  Liens.
                -----------------------------------------

               4.11.1  Title.  The Borrower has good and marketable title to, or
                       -----
a valid leasehold interest in, all of the properties and assets reflected on its latest financial statements referred to in Section 4.9 of this Agreement or ac-quired by it after the date of such financial statements and prior to the date hereof, except for those properties and assets which have been disposed of since such dates in the ordinary course of business. All such properties and assets are owned or leased by the Borrower free and clear of all mortgages, pledges, liens, security interests, encumbrances or charges of any kind, except such as are identified in such Financial Statements.

               4.11.2  Security  Interest.  The security interest granted by the
                       ------------------
Borrower to the Bank under the Security Agreement constitutes a valid and perfected first priority security interests in and lien on the Collateral, as contemplated by the Security Agreement.

          4.12  Litigation.  There  are  no  actions,  suits,  investigations or
                ----------
administrative proceedings of or before any court, arbitrator or governmental authority, pending or threatened against the Borrower or any of its properties or assets, which (i) either in any case or in the aggregate, if adversely determined, would materially and adversely affect the business, operations, prospects, properties or assets or the condition, financial or otherwise, of the Borrower, or (ii) question the validity or enforceability of this Agreement, the Financing Agreements, or any action to be taken in connection with the transactions contemplated hereby or thereby.

          4.13  Insurance.  All  physical  properties and assets of the Borrower
                ---------
are covered by fire and other insurance with responsible insurance companies against casualty and other losses customarily obtained to cover comparable properties and assets by businesses in the region in which such properties and assets are located, in amounts, scope and coverage which are reasonable in light of existing conditions.

          4.14  Disclosure.  None  of  the  information  contained  in  the
                ----------
representations and warranties made by the Borrower set forth in this Agreement, the Financing Agreements, or in any other agreement, instrument, document, list, certificate, statement, schedule or exhibit heretofore delivered or to be delivered to the Bank, as contemplated in this Agreement or in the Financing Agreements, contains or will contain any untrue statement of a material fact or omits or will omit to state a fact necessary in order to make the statements contained herein or therein not materially misleading.

          4.15  No  Event  of  Default.  After giving effect to the transactions
                ----------------------
contemplated by this Agreement, the Financing Agreements, and the other instruments or documents delivered in connection herewith and therewith, there does not exist any condition, event or act which constitutes an Event of Default hereunder or which, after notice or lapse of time, or both, would constitute an Event of Default hereunder.

          4.16  Use  of Proceeds.  The proceeds of the Term Loan will be used to
                ----------------
purchase the equipment required for the Borrower to perform its obligations pursuant to the Hyatt Agreement.

          4.17  Hyatt  Agreement.  The  Hyatt  Agreement  is  in  full force and
                ----------------
effect, each party thereto has fully performed all of its obligations thereunder, and no event which with or without the passage of time or notice, or both, has accrued and is continuing, which would allow Hyatt Corporation to terminate the Hyatt Agreement.

     SECTION  5  AFFIRMATIVE COVENANTS.  The Borrower covenants and agrees that,
                 ---------------------
until the Term Loan has been paid in full and all other Obligations discharged in full, and all fees and charges payable hereunder or under any the Financing Agreements have been paid, it shall comply or cause compliance with the following covenants:

          5.1     Preservation  of  Existence.   The  Borrower will (i) preserve
                  ---------------------------
and maintain its corporate existence and its rights, franchises and privileges in the jurisdiction of its incorporation, and (ii) qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or in view of the ownership of its properties.

          5.2     Maintenance  of  Properties;  Insurance.
                  ---------------------------------------

               5.2.1  Properties.  The  Borrower  will  maintain in good repair,
                      ----------
working order and condition all properties used in its business (ordinary wear and tear excepted), and from time to time will make or cause to be made all appropriate repairs, renewals and replacements, additions and improvements thereto.

               5.2.2  Insurance.  The  Borrower  will  maintain, at its expense,
                      ---------
with financially sound and reputable insurers reasonably acceptable to the Bank, insurance, with respect to its properties and business, against loss or damage of the kinds and in amounts reasonably acceptable to the Bank. All insurance of the Borrower shall name the Bank as loss payee with respect to its Collateral, and shall contain such other provisions as the Bank may reasonably require to fully protect its interest in the Collateral, and in payments to be made under such insurance policies; which policies shall provide for not less than thirty
(30) days' prior written notice to the Bank of the exercise of any right of cancellation or material modification of the policy. Correct and complete copies of all certificates of renewal of such insurance policies shall be delivered to the Bank within fifteen (15) days after the execution of any such renewal, but in any event prior to the expiration of the policies (and as soon as available, and in any event within thirty (30) days after the execution thereof, correct and complete copies of all the policies as so renewed).

          5.3     Payment  of  Taxes.  The  Borrower  will  pay  and  discharge
                  ------------------
promptly all taxes (including, without limitation, all payroll withholdings), assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default; provided, however, that the Borrower shall not be required to pay any such tax, assessment, charge, levy or claim if the validity or amount thereof shall be contested in good faith by proper proceedings and if the Borrower shall have set aside appropriate and proper reserves which are reflected on its books.

          5.4     Borrower  Accounting;  Financial  Statements  and  Other
                  --------------------------------------------------------
Information.   The Borrower will maintain a system of accounting established and
          -
administered in accordance with GAAP and will set aside on its books all such proper reserves for each fiscal year as shall be required by GAAP. The Borrower will deliver, or cause to be delivered, to the Bank:

               5.4.1  Quarterly Financial Reports.  As soon as practicable after
                      ---------------------------
the end of each of the first three (3) quarter annual periods in each fiscal year of the Borrower, and in any event within sixty (60) days thereafter, a balance sheet of the Borrower as at the end of such period, and the related statements of operations, retained earnings, stockholders equity and changes in its financial position for each such period and for that part of the fiscal year of the Borrower then ended, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the preceding fiscal year, each of which statements shall be prepared in accordance with GAAP, by the Borrower (and certified by its Chief Financial Officer or President) or prepared by a certified public accountant selected by the Borrower and reasonably acceptable to the Bank, and subject to normal year-end audit adjustments, shall fairly present the consolidated financial position of the Borrower.

               5.4.2  Annual  Financial  Reports.  As  soon as practicable after
                      --------------------------
the end of each fiscal year of the Borrower, and in any event within one hundred twenty (120) days thereafter, an certified balance sheet of the Borrower as at the end of such year, and the related certified statements of income, retained earnings, stockholders equity and changes in financial position of the Borrower for such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, which statements shall be prepared in accordance with GAAP, and shall include an unqualified audit report and opinion of ____________ or another independent certified public accountant of recognized standing selected by the Borrower and reasonably acceptable to the Bank.

               5.4.3  Reports.  Promptly  upon  receipt  thereof,  copies of any
                      -------
reports (including, without limitation, any management letters) submitted to the Borrower by any independent certified public accountant in connection with the examination of the annual or interim financial statements of the Borrower by such accountant.

               5.4.4  Hyatt Agreement Reports.  Concurrently with their delivery
                      -----------------------
to the Hyatt Corporation, a copy of each report provided to the Hyatt Corporation pursuant to the Hyatt Agreement.

               5.4.5  Other Information.  With reasonable promptness, such other
                      -----------------
data and information as from time to time may be reasonably requested by the Bank with respect to the Borrower.

          5.5     Guarantor  Accounting;  Financial  Statements  and  Other
                  ---------------------------------------------------------
Information.  Each  Guarantor  will  maintain a system of accounting established
         --
and administered in accordance with GAAP and will set aside on its books all such proper reserves for each fiscal year as shall be required by GAAP. The Borrower will deliver, or cause to be delivered to the Bank:

               5.5.1  Quarterly Financial Reports.  As soon as practicable after
                      ---------------------------
the end of each of the first three (3) quarter annual periods in each fiscal year of each Guarantor, and in any event within sixty (60) days thereafter, a balance sheet of each Guarantor as at the end of such period, and the related statements of operations, retained earnings, stockholders equity and changes in its financial position for each such period and for that part of the fiscal year of such Guarantor then ended, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the preceding fiscal year, each of which statements shall be prepared in accordance with GAAP, by the Guarantors (and certified by its Chief Financial Officer or President), or prepared by a public accountant selected by such Guarantor and reasonably acceptable to the Bank, and subject to normal year-end audit adjustments, shall fairly present the consolidated financial position of the such Guarantor.

               5.5.2  Annual  Financial  Reports.  As  soon as practicable after
                      --------------------------
the end of each fiscal year of each Guarantor, and in any event within one hundred twenty (120) days thereafter, a certified balance sheet of such Guarantor as at the end of such year, and the related certified statements of income, retained earnings, stockholders equity and changes in financial position of such Guarantor for such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, which statements shall be prepared in accordance with GAAP, and shall include an unqualified audit report and opinion of an independent certified public accountant of recognized standing selected by such Guarantor and reasonably acceptable to the Bank.

               5.5.3  Reports.  Promptly  upon  receipt  thereof,  copies of any
                      -------
reports (including, without limitation, any management letters) submitted to either Guarantor by any independent certified public accountant in connection with the examination of the annual or interim financial statements of it by such accountant.

          5.6     Compliance.  The Borrower will comply with the requirements of
                  ----------
all applicable laws, rules, regulations or orders of any applicable governmental or administrative authority, and all agreements to which the Borrower is a party, the noncompliance with which laws, rules, regulations, orders and agreements would materially adversely affect the business, operations, property or assets, or the condition, financial or otherwise, of the Borrower.

          5.7     ERISA.  The  Borrower  -shall  maintain  compliance  in  all
                  -----
material respects with any applicable provisions of ERISA in connection with each Plan. The Borrower will deliver to the Bank, promptly after the filing or receipt thereof, copies of all reports, including annual reports and notices, which the Borrower files with or receives from the PBGC or the U.S. Department of Labor under ERISA with respect to any Plan; and as soon as possible and in any event within thirty (30) days after either of the Borrower knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, the Borrower will deliver to the Bank a certificate of its Chief Financial Officer setting forth the details as to such Reportable Event or Prohibited Transaction or Plan termination and the action the Borrower proposes to take with respect thereto.

          5.8  Payment  of  Indebtedness.  The  Borrower  shall  promptly  pay,
               -------------------------
discharge, or satisfy before they become delin-quent all of their material indebtedness; provided, however, that the Borrower shall not be required to pay any such indebtedness if the validity or amount thereof shall be contested in good faith by proper proceedings, and the Borrower shall have set aside appropriate and proper reserves which are reflected on its books.

          5.9  Notification  to  Bank.  The  Borrower  shall promptly notify the
               ----------------------
Bank of (i) any Event of Default hereunder, (ii) any event, condition or act which with the giving of notice or the lapse of time, or both, would constitute an Event of Default hereunder, (iii) any material litigation or proceedings that are instituted or threatened (to the knowledge of the Borrower) against the Borrower or any of its assets, except when the relief sought is monetary damages which in any one litigation or proceeding in the aggregate does not exceed $25,000 and the litigation or proceeding resulted from or arose out of transactions in the regular course of the Borrower's business, (iv) each and every default by the Borrower under any obligation for borrowed money which would permit the holder of such obligation to accelerate its maturity, including the names and addresses of the holders of such obligation and the amount thereof, (v) any change in the State of incorporation or the location of the chief executive offices of the Borrower as identified in the Security Agreement,
(vi) the relocation of any of its Collateral, or the location of any such Collateral at a new address, (vii) any event which will allow either party to the Hyatt Agreement to terminate the Hyatt Agreement, and (viii) exercise of the "Purchase Option" pursuant to the Hyatt Agreement.

          5.10  Further Assurances.  The Borrower will duly execute and deliver,
                ------------------
or will cause to be duly executed and delivered, such further instruments and documents, including, without limitation, additional security agreements, Uniform Commercial Code financing statements or amendments or continuations thereof, and will do or use its best efforts to cause to be done such further acts as may be necessary or proper in the Bank's opinion to effectuate the provisions or purposes of this Agreement or the Financing Agreements.

          5.11  Inspection.  The  Bank,  or  any  Person designated by the Bank,
                ----------
shall have the right, from time to time, to visit the Borrower's place or places of business (or any other place where the Collateral or any information relating thereto is kept or located) during reasonable business hours, and absent an Event of Default upon reasonable notice, without hindrance or delay, (i) to inspect, audit, check and make copies of and extracts from the Borrower's books, records, journals, orders, receipts, correspondence and other data relating to the Borrower's business, (ii) to verify such matters concerning the

Collateral, as the Bank (in its sole and absolute discretion) may consider appropriate, and (iii) to discuss the affairs, finances and business of the Borrower with its officers and directors. Upon request, the Borrower will provide the Bank with copies of such documents as the Bank may reasonably request. The Bank shall have the right, at any time or times hereafter after an Event of Default has occurred, to verify by mail, telephone, telegraph or other communication with any account debtor, under any name and in any form, the validity, amount or any other matter relating to any or all of the accounts receivable. The Borrower shall pay on demand all expenses reasonably incurred by the Bank in acquiring information pursuant to this Section 5.11, including but not limited to appraisers and asset based lender review auditors.

          5.12  Hyatt  Agreement.  The  Borrower will duly perform and discharge
                ----------------
all  of  its  obligations  under  the  Hyatt  Agreement.

     SECTION  6.  NEGATIVE  COVENANTS.  The  Borrower covenants and agrees that,
                  -------------------
until the Term Loan has been paid in full and all of its Obligations hereunder or under the Financing Agreements have been paid in full, it shall comply or cause compliance with the following covenants:

          6.1     Limitation  on Liens.  The Borrower will not create, assume or
                  --------------------
suffer to exist any lien, mortgage, or other encumbrance of any kind with respect to the Collateral, except for: (i) liens in favor of the Bank, (ii) liens for taxes or assessments or other government charges or levies not yet due and payable; (iii) judgments and other similar liens arising in connection with court proceedings, provided the execution or other enforcement of such liens is effectively stayed within twenty (20) days after docketing and the claims secured thereby are being actively contested in good faith and by appropriate proceedings, and (iv) liens incurred in the normal course of business, including, but not limited to liens arising out of purchase money financing provided, however, that thirty (30) days written notice thereof shall have been given to the Bank. The failure to give such notice shall be deemed to be a material breach of this Covenant.

          6.2     Mergers  and  Consolidations.  The Borrower shall not merge or
                  ----------------------------
consolidate with any Person, or acquire the assets of any Person except with the Bank's prior written consent, which consent shall not be unreasonably withheld or delayed.

          6.3     Change in Business.  The Borrower will make no material change
                  ------------------
in  the  character  of  its  business,  as  carried  on  at  the  date  hereof.

          6.4     Transfer  of  Assets.  The  Borrower  shall  not  sell, lease,
                  --------------------
assign, transfer or otherwise dispose of, and neither will permit the other to sell, lease, assign, transfer or otherwise dispose of, any of its now owned or hereafter acquired assets other than in the ordinary course of its business, without the prior consent of the Bank.

          6.5  Guarantees  to Others.  Neither the Borrower nor either Guarantor
               ---------------------
shall guarantee, endorse, stand as surety for or otherwise be contingently liable for any indebtedness, or the obligations of any other Person; unless such guarantee (i) is of indebtedness or an obligation of an Affiliate, and (ii) together with all of the guarantees of the guarantor, does not result in a contingent liability which is in excess of ten (10%) percent of the book value of the Guarantor's costs.

          6.6  Change  in Fiscal Year.  The Borrower shall not change its fiscal
               ----------------------
year without the prior consent of the Bank, which consent shall not be unreasonably withheld.

          6.7  Change  in  Lock Box.  The Borrower shall not alter or change the
               --------------------
"Lock  Box"  arrangements  provided  for in Section 2.5.1(ii) of this Agreement.

          6.8  Hyatt  Agreement  Amendments.  The  Borrower  will  not amend the
               ----------------------------
Hyatt Agreement or waive any performance required by the Hyatt Corporation thereunder without the Bank's prior written consent.

     SECTION  7.  EVENTS  OF  DEFAULT/REMEDIES.
                  ----------------------------

          7.1 The occurrence of any one or more of the fol-lowing events shall constitute an "Event of Default":

               7.1.1  Principal  or Interest.  If the Borrower shall fail to pay
                      ----------------------
any  installment  of  principal or interest on the Note when due and payable; or

               7.1.2  Obligations.  If  the  Borrower  shall  fail  to  pay  and
                      -----------
satisfy  any  Obligation  when  due  and  payable;  or

               7.1.3  Certain  Covenants.  If  there  shall  be a default in the
                      ------------------
observance or performance of any covenant, condition or agreement set forth in Sections 5.1 or 5.11 or Section 6 (other than with respect to an involuntary lien or encumbrance as prohibited in Section 6.1 of this Agreement); or

               7.1.4  Other  Covenant.  If  there  shall  be  a  default  in the
                      ---------------
observance or performance of any other covenant, condition or agreement contained in this Agreement, in any of the Financing Agreements or in any other document or instrument referred to herein or therein, which default shall continue unremedied or uncured for a period of fifteen (15) days after notice thereof has been given to the Borrower; or

               7.1.5  Representations.  If  any  material  representation  or
                      ---------------
warranty made by or on behalf of the Borrower or either Guarantor, whether contained in this Agreement, in any of the Financing Agreements, or in any other document or instrument referred to herein or therein or delivered in connection with any of the transactions contemplated herein or therein, shall prove to have been false or incorrect in any material respect when made; or

               7.1.6  Voluntary  Insolvency  Proceedings.  If  the  Borrower  or
                      ----------------------------------
either Guarantor shall (i) apply for or consent to or acquiesce in the appointment of or the taking of possession by a receiver, liquidator, custodian or trustee of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors,
(iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect) or any similar foreign law, (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding up, or composition or adjustment of debts, (vi) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against itself in an involuntary case under such Bankruptcy Code, or any similar foreign law, or (vii) take any action for the purpose of effecting any of the foregoing; or

               7.1.7  Involuntary  Insolvency Proceedings.  A proceeding or case
                      -----------------------------------
shall be commenced in any court of competent jurisdiction, seeking (i) liquidation, reorganization, dissolution, winding up or composition or adjustment of debts of the Borrower or either Guarantor, (ii) the appointment of a trustee, receiver, liquidator, custodian or the like of the Borrower, or either Guarantor or of all or any substantial part of any of its assets, or
(iii) similar relief under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgement or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of thirty (30) days; or any order for relief against the Borrower or either Guarantor, shall be entered in an involuntary case under the Bankruptcy Code, or any similar foreign law, and shall continue unstayed and in effect for a period of thirty (30) days; or

               7.1.8  Divestiture  of Assets.  If any order, judgment, or decree
                      ----------------------
shall be entered in any proceeding requiring the Borrower or either Guarantor to divest itself of a substantial part of its assets, and if, within sixty (60) days after entry thereof (unless or until enforcement is sooner commenced), such order, judgment or decree shall not have been discharged or execution thereof stayed pending appeal; or if, within thirty (30) days after the expiration of any such stay (unless or until enforcement is sooner commenced), such judgment, order or decree shall not have been discharged; or

               7.1.9  Judgments.  If  one or more judgments exceeding $25,000 in
                      ---------
the aggregate, against the Borrower, or attachments to recover more than $25,000 against any Borrower's property remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days, or enforcement pro-ceedings are commenced with respect to any judgment against the Borrower; or

               7.1.10  Other  Defaults.  If  the  Borrower shall (i) fail to pay
                       ---------------
any indebtedness for borrowed money or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or (ii) fail to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any indebtedness for borrowed money, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration after the giving of notice or passage of time, or both, of the maturity of such indebtedness, or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than

1
by a regularly scheduled required prepayment), prior to the stated maturity thereof; or (iii) allow any account maintained by them at the Bank to be overdrawn for a period which exceeds five (5) days after notice from the Bank; or

               7.1.11  ERISA.  Any  of  the following events occur or exist with
                       -----
respect to the Borrower or any of its ERISA Affiliates: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, could in the reasonable opinion of the Bank subject either the Borrower or any ERISA
Affiliate to any material tax, penalty or other liability to a Plan, a Multiemployer Plan, the PBGC or otherwise (or any combination thereof); or

               7.1.12  Levies.  Any  material  portion  of  the  Collateral  is
                       ------
attached, seized, becomes subject to a writ or distress or a warrant, or is levied upon.

               7.1.13  Hyatt Agreement. The Hyatt Agreement is terminated, other
                       ---------------
than at the end of its initial term, or Hyatt Corporation commences any action or proceeding against the Borrower to terminate the Hyatt Agreement, or for any other purpose including money damages.

          7.2  Remedies.  Upon  the  occurrence  and  continuance  beyond  any
               --------
applicable cure period of any one or more of such Events of Default, the Bank may, at its option, without presentment for payment, demand, notice of dishonor or notice of protest or any other notice, all of which are hereby expressly waived by the Borrower, declare any and all of the liabilities of the Borrower to the Bank (including, without limitation, the Term Loan) to be due and payable together with interest at the rate specified in this Agreement until fully paid. The Bank shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York and under the Uniform
Commercial Code of any other state in which any of the Collateral may be situated, and, additionally, all of the rights and remedies set forth in this Agreement and the Financing Agreements, and in any instrument or document referred to herein or therein, and under any other applicable law relating to this Agreement or the Financing Agreements. The Bank may, at its option, cure any default by the Borrower under any agreement with a third party which constitutes, or would with notice or lapse of time or both constitute, an Event of Default hereunder, and may add the reasonable amount expended in such cure to the liabilities of the Borrower hereunder and charge the Borrower's account therefor, such amounts to be repayable by Borrower on demand; the Bank shall be under no obligation to effect such cure and shall not by making any payment for the Borrower's account be deemed to have assumed any obligation or liability of the Borrower.

     SECTION  8.  MISCELLANEOUS.
                  -------------

          8.1     Expenses.  The  Borrower,  whether  or  not  the  transactions
                  --------
contemplated hereby are consummated, shall pay to the Bank, or reimburse the Bank for, all out-of-pocket expenses incurred by the Bank in connection with the preparation and enforcement of this Agreement, the Financing Agreements, all other agreements, instruments and documents executed in connection herewith and therewith and the transactions contemplated hereunder and thereunder, together with any amendments, supple-ments, consents or modifications which may be hereafter made or entered into in respect thereof, including, but not limited to, filing fees, expenses for searches, and the reasonable fees and disbursements of counsel to the Bank. The Bank shall invoice the Borrower for the amounts to be reimbursed by the Borrower to the Bank as is provided in this Section, and if same are not paid by the Borrower within fifteen (15) days of the date of such invoice, the Bank is hereby authorized to charge any amounts payable here-under directly to the account(s) of the Borrower maintained with the Bank.

          8.2     Survival  of  Agreement.  All  agreements, representations and
                  -----------------------
warranties contained herein or made in writing by the parties hereto in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement, the Financing Agreements and the consummation of the transactions contemplated herein or therein regardless of any investigation made by or on behalf of the Bank.

          8.3     No  Waiver;  Cumulative Remedies.  No failure to exercise, and
                  --------------------------------
no delay in exercising on the part of the Bank, any right, power or privilege under this Agreement or under any of the Financing Agreements or other documents referred to herein or therein shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power and privilege. The rights and remedies of the Bank hereunder and under the Financing Agreements and under any other present and future agreements between the Bank and the Borrower are cumulative and not exclusive of any rights or remedies provided by law, or under any of said Financing Agreements or agreements and all such rights and remedies may be exercised successively or concurrently.

          8.4     Notices.  All  notices, approvals, consents, requests, demands
                  -------
or other communications (collectively, "Communications") to or upon the respective parties hereto shall be made in writing in one of the following ways and shall be deemed to have been given, received and dated: if by hand, immediately upon delivery; if by telegram, express mail or any other overnight delivery service, one (1) day after dispatch; and if by certified mail, return receipt requested, or first class mail, three (3) business days after mailing. All Communications are to be given to the following addresses (or to such other address as any party may designate by Communication in accordance with this Section):

          If  to  the  Bank:

          Bank  Leumi  USA
          562  Fifth  Avenue
          New  York,  New  York  10036
          Attn:     Mr.  Gil  Hershman
               Vice  President

          with  a  copy  to:

          Warshaw  Burstein  Cohen
            Schlesinger  &  Kuh,  LLP
          555  Fifth  Avenue
          New  York,  New  York  10017
          Attn:     Allen  N.  Ross,  Esq.

          If  to  the  Borrower:

          Hotel  Outsource  Services,  Inc.
          40  Wall  Street
          New  York,  New  York  10005

          With  a  copy  to:


          8.5     Amendments  and  Waivers.  Neither  this Agreement, nor any of
                  ------------------------
the Financing Agreements or any other instrument or document referred to herein or therein may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

          8.6     Applicable  Law.  This  Agreement and the Financing Agreements
                  ---------------
and any other document referred to herein or therein and the obligations of the parties hereunder or thereunder are being executed and delivered in New York, New York and shall be construed and interpreted in accordance with the laws of the State of New York applied to agreements entered into and performed therein.

          8.7     Successors.  This  Agreement, the Financing Agreements and any
                  ----------
other document referred to herein or therein shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective heirs, legal representatives, successors and assigns, except that the Borrower may not assign its rights under this Agree-ment, the Financing Agreements and any other document referred to herein or therein without the prior written consent of the Bank.

          8.8     Partial Invalidity.  If any provision of this Agreement or the
                  ------------------
Financing Agreements is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement or the Financing Agreements as a whole but this Agreement or the particular Financing Agreement, as the case may be, shall be construed as though it did not contain the particular provision or provisions held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by law.

          8.9     Headings.  The  headings  used herein are for convenience only
                  --------
and  do  not constitute matters to be considered in interpreting this Agreement.

          8.10  WAIVER  OF JURY TRIAL.  THE PARTIES HERETO HEREBY WAIVE TRIAL BY
                ---------------------
JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE FINANCING AGREEMENTS OR ANY INSTRUMENT,
DOCUMENT OR GUARANTY DELIVERED PURSUANT HERETO OR THERETO, OR THE VALIDITY, PROTECTION, INTERPRETATION, ADMINISTRATION, COLLECTION OR ENFORCEMENT HEREOF OR THEREOF, OR ANY OTHER CLAIM OR DISPUTE HEREUNDER OR THEREUNDER.

          8.11  JURISDICTION;  SERVICE  OF  PROCESS.  THE  BORROWER  HEREBY
                -----------------------------------
IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK, AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE FINANCING AGREEMENTS OR ANY DOCUMENT, INSTRUMENT OR GUARANTY DELIVERED PURSUANT HERETO OR THERETO. IN ANY SUCH LITIGATION THE BORROWER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT THE SERVICE THEREOF MAY BE MADE IN ANY OTHER MANNER PERMITTED BY THE RULES OF EITHER OF SAID COURTS.

          8.12  Conflicts.  In  the  event  that any provision of this Agreement
                ---------
conflicts with the Financing Agreements, or with any document or instrument delivered in connection herewith or therewith, the terms of this Agreement shall control, notwithstanding such conflict.


                              HOTEL  OUTSOURCE  SERVICES,  INC.


                              By:____________________________
                                        Jacob  Ronnel
                                        President

                              BANK  LEUMI  USA


                              By:___________________________
                                        Gil  Hershman
                                        Vice  President


                              By:___________________________

EXHIBIT A

                                                                    [LETTERHEAD]
                                                                      Bank Leumi

INSTALLMENT  PROMISSORY  NOTE

$550,000                                                           July__,  2002

A GENERAL;  TERMS  OF  PAYMENT

1. FOR VALUE RECEIVED, the undersigned, Hotel Outsource Services, Inc., a corporation organized under the laws of the State of Delaware (the "Borrower"), hereby promise(s) to pay to the order of BANK LEUMI USA (the "Bank"), at its office at 562 Fifth Avenue, New York, New York the principal sum of Five Hundred Fifty Thousand Dollars ($550,000) in sixty (60) consecutive monthly installments, the first fifty-nine (59) in the principal amount of Nine Thousand One Hundred Sixty-Seven ($9,167) Dollars, and the sixtieth in the principal amount of Nine Thousand One Hundred Forty-Seven ($9,147) Dollars, payable on the first day of each month in each year, commencing October 1, 2002;

The Borrower will pay interest on the unpaid principal amount hereof from time to time outstanding, computed on the basis of a 360-day year, at a rate of ten (10%) percent per annum.

The Borrower will pay interest, at the rate described above, monthly, commencing July 1, 2002, together with each payment of principal, 8618661at maturity (whether by acceleration or otherwise) and upon the making of any prepayment, as hereinafter provided. In addition, the Borrower will pay interest on any overdue installment of principal for the period for which it is overdue, on demand, at a rate equal to 3% per annum above the rate of interest hereinabove indicated. In no event shall interest exceed the maximum legal rate permitted by law.

      2. All Property (as hereinafter defined) held by the Bank shall be subject to a security interest in favor of the Bank as security for any and all Liabilities (as hereinafter defined). The term "Property" shall mean the balance of every deposit account of the Borrower with the Bank or any of the Bank's nominees or agents and all other obligations of the Bank or any of its nominees or agents to the Borrower, whether now existing or hereafter arising, and all other personal property of the Borrower (including without limitation all money, accounts, general intangibles, goods, instruments, documents and chattel paper) which, or evidence of which, are now or at any time in the future shall come into the possession or under the control of or be in transit to the Bank or any of its nominees or agents for any purpose, whether or not accepted for the purposes for which it was delivered. The term "Liabilities" shall mean the indebtedness evidenced by this Note and all other indebtedness, liabilities and obligations of any kind of the Borrower (or any partnership or other group of which the Borrower is a member) to (a) the Bank, (b) any group of which the Bank is a member, or (c) any other person if the Bank has a participation or other interest in such indebtedness, liabilities or obligations, whether (i) for the Bank's own account or as agent for others, (ii) acquired directly or indirectly by the Bank from the Borrower or others, (iii) absolute or contingent, joint or several, secured or unsecured, liquidated or unliquidated, due or not due, contractual or tortious, now existing or hereafter arising, or
(iv) incurred by the Borrower as principal, surety, endorser, guarantor or otherwise, and including without limitation all expenses, including attorneys' fees, incurred by the Bank in connection with any such indebtedness, liabilities or obligations or any of the Property (including any sale or other disposition of the Property).

      3. Prepayment. The Borrower shall have the right to prepay this Note in whole at any time or in part from time to time (but if in part, in the principal amount of $25,000.00 or any whole multiple thereof), in each case upon not less than 10 days prior written notice to the Bank, without penalty or premium, provided that on each prepayment the Borrower shall pay accrued interest on the principal amount so prepaid to the date of such prepayment, and each partial prepayment shall be applied to the installments of this Note in the inverse order of their stated maturities.

      4. Manner of Payment. All payments by the Borrower on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds. The Borrower authorizes (but shall not require) the Bank to debit any account maintained by the Borrower with the Bank, at any date on which a payment is due under this Note, in an amount equal to any unpaid portion of such payment. If any payment of principal or interest becomes due on a day on which the Bank is closed (as required or permitted by law or otherwise), such payment shall be made not later than the next succeeding business day except as may be otherwise provided herein, and such extension shall be included in computing interest in connection with such payment. In the event that any other Liabilities of the Borrower to the Bank are due at any time that the Bank receives a payment from the Borrower on account of this Note or any such other Liabilities of the Borrower, the Bank may apply such payments to amounts due under this Note or any such other Liabilities in such manner as the Bank, in its discretion, elects, regardless of any instructions from the Borrower to the contrary. The Bank or any holder may accept late payments, or partial payments, even though marked "payment in full" or containing words of similar import or other conditions, without waiving any of its rights.

B.     EVENTS  OF  DEFAULT:  REMEDIES

     The occurrence of any one or more of the following events shall constitute an "Event of Default"under this Note: (i) the Borrower shall fail to pay any installment of principal or interest on the Note when due and payable; or (ii) the Borrower shall fail to pay and satisfy any other Obligation when due and payable; or (iii) there shall be a default in the observance or performance of any covenant, condi-tion or agreement set forth in Sections 5.1 or 5.11 or
Section 6 (other than with respect to an involuntary lien or encumbrance as prohibited in Section 6.1) of the Credit Agreement; or (iv) there shall be a default in the observance or performance of any other covenant, condition or agreement contained in the Credit Agreement, in any of the Financing Agreements or in any other document or instrument referred to herein or therein, which default shall continue unremedied or uncured for a period of fifteen (15) days after notice thereof has been given to the Borrower; or (v) any material representation or warranty made by or on behalf of the Borrower or either Guarantor, whether contained in this Agreement, in any of the Financing Agreements, or in any other document or instrument referred to herein or therein or delivered in connection with any of the transactions contemplated herein or therein, shall prove to have been false or incorrect in any material respect when made; or (vi) the Borrower or either Guarantor shall (a) apply for or consent to or acquiesce in the appointment of or the taking of possession by a receiver, liquidator, custodian or trustee of itself or of all or a substantial part of its property, (b) admit in writing its inability, or be generally unable, to pay its debts as such debts become due, (c) make a general assignment for the benefit of its creditors, (d) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect) or any similar foreign law, (e) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding up, or composition or adjustment of debts, (f) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against itself in an involuntary case under such Bankruptcy Code, or any similar foreign law, or (vii) take any action for the purpose of effecting any of the foregoing; or (viii) a proceeding or case shall be commenced, without the application or consent of the Borrower or either Guarantor, in any court of competent jurisdiction, seeking (a) liquidation, reorganization, dissolution, winding up or composition or adjustment of debts of the Borrower or either Guarantor, (b) the appointment of a trustee, receiver, liquidator, custodian or the like of the Borrower, or either Guarantor of all or any substantial part of any of its assets, or (c) similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of thirty (30) days; or any order for relief against the Borrower or either Guarantor, shall be entered in an involuntary case under the Bankruptcy Code, or any similar foreign law, and shall continue unstayed and in effect for a period of thirty (30) days; or (ix) any order, judgment, or decree shall be entered in any proceeding requiring the Borrower or either Guarantor to divest itself of a substantial part of its assets, and if, within sixty (60) days after entry thereof (unless or until enforcement is sooner commenced), such order, judgment or decree shall not have been discharged or execution thereof stayed pending appeal; or if, within thirty (30) days after the expiration of any such stay (unless or until enforcement is sooner commenced), such judgment, order or decree shall not have been discharged; or (x) one or more judgments exceeding $25,000 in the aggregate, against the Borrower, or attachments to recover more than $25,000 against any Borrower=s property remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days, or enforcement proceedings are commenced with respect to any judgment against the Borrower; or
(xi) the Borrower shall (a) fail to pay any indebtedness for borrowed money or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or (b) fail to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any indebtedness for borrowed money, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration after the giving of notice or passage of time, or both, of the maturity of such indebtedness, or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or (c) allow any account maintained by them at the Bank to be overdrawn for a period which exceeds five
(5) days after notice from the Bank; or (xii) any of the following events occur or exist with respect to the Borrower or any of its ERISA Affiliates: (a) any Prohibited Transaction involving any Plan; (b) any Reportable Event with respect to any Plan; (c) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (d) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under
Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; (e) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, could in the reasonable opinion of the Bank subject either the Borrower or any ERISA Affiliate to any material tax, penalty or other liability to a Plan, a Multiemployer Plan, the PBGC or otherwise (or any combination thereof); or (xiii) any material portion of the Collateral is attached, seized, becomes subject to a writ or distress or a warrant, or is levied upon; or (xiv) the Hyatt Agreement is terminated, other than at the end of its initial term, or Hyatt Corporation commences any action or proceeding against the Borrower to terminate the Hyatt Agreement, or for any other purpose including money damages; then and in any such event, this Note, if not then due or payable on demand, shall become due and payable immediately without demand or notice and all other debts or obligations of the Borrower to the Bank or holder hereof, whether due or not due and whether direct or contingent and howsoever evidenced, shall, at the option of the Bank or holder hereof, also become due and payable immediately without demand or notice.

     The balance of every account of the Borrower with, and each claim of the Borrower against the Bank existing from time to time shall be subject to a lien and subject to be set off against any and all Liabilities, including those hereunder.

MISCELLANEOUS

     1. No Waiver; Remedies Cumulative. No failure on the part of the Bank to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise by the Bank of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by any other instrument or document or under applicable law.

     2. Costs and Expenses. The Borrower shall reimburse the Bank for all costs and expenses incurred by it and shall pay the reasonable fees and disbursements of counsel to the Bank in connection with enforcement of the Bank's rights hereunder. The Borrower shall also pay any and all taxes (other than taxes on or measured by net income of the holder of this Note) incurred or payable in connection with the execution and delivery of this Note.

     3. Amendments. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Borrower therefrom shall be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

4. Construction. This Note shall be deemed to be a contract made under the laws of the State of New York and shall be construed in accordance with the laws of said State.

     5. Successors and Assigns. This Note shall be binding upon the Borrower and its heirs, legal representatives, successors and assigns and the terms hereof shall inure to the benefit of the Bank and its successors and assigns, including subsequent holders hereof.

     6. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this
Note  in  any  jurisdiction.

7. Definitions. Capitalized terms used in this Note and not defined herein shall have the meanings defined in the Credit Agreement, dated as of even date, between the Bank and the Borrower (the "Credit Agreement"), which Credit Agreement sets forth the terms and conditions pursuant to which the Term Loan evidenced by this Note was made.

8. Jurisdiction; Waiver of Jury Trial. The Borrower hereby irrevocably consents to the jurisdiction of any New York State or Federal court located in New York City over any action or proceeding arising out of any dispute between the Borrower and the Bank, and the Borrower further irrevocably consents to the service of process in any such action or proceeding by the mailing of a copy of such process to the Borrower at the address set forth below. In the event of litigation between the Bank and the Borrower over any matter connected with this Note or resulting from transactions hereunder, the right to a trial by jury is hereby waived by the Bank and the Borrower. The Borrower also waives the right to interpose any set-off or counterclaim of any nature.8618661BLBank Leumi8618661This text should not be altered



                     Hotel  Outsource  Services,  Inc.
                     ---------------------------------
                     (Name  of  maker)


                     By:  _______________________________________
                              Jacob  Ronnel,  President
                          _______________________________________

                          _______________________________________


                          40  Wall  Street
                          ----------------------

                          New  York,  NY  10005
                         ---------------------------